                                                                  Exhibit (j)(3)

                                    VLC TRUST

                                POWER OF ATTORNEY

     We, the undersigned officers and trustees of the VLC Trust (the "Trust"), hereby severally constitute and appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our hands and in the capacities indicated below, any and all Post-Effective Amendments to the Trust's Registration Statement on Form N-1A and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have set their hands on the date written.



/s/                                     Trustee and President
------------------------------------    Principal Executive Officer
Alfred B. Van Liew                                                              February 22, 2001

/s/                                     Treasurer (Chief
------------------------------------    Financial and Accounting
Kevin M. Oates                          Officer)                                February 22, 2001

/s/                                     Trustee
------------------------------------
Mary Ann Altrui                                                                 February 22, 2001

/s/                                     Trustee
------------------------------------
Milton C. Bickford, Jr.                                                         February 22, 2001

                                        Trustee
------------------------------------
Meredith A. Curren                                                              February 22, 2001

/s/                                     Trustee
------------------------------------
Michael E. Hogue                                                                February 22, 2001

/s/                                     Trustee
------------------------------------
Arthur H. Lathrop                                                               February 22, 2001

/s/                                     Trustee
------------------------------------
Alice M. MacIntosh                                                              February 22, 2001

                                        Trustee
------------------------------------
Lawrence B. Sadwin                                                              February 22, 2001

/s/                                     Trustee
------------------------------------
John H. St. Sauveur                                                             February 22, 2001